UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

22nd Century Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2014 annual meeting of stockholders of 22nd Century Group, Inc. (the “Company”) will be held at Spaulding Lake Clubhouse, 4805 Spaulding Drive, Clarence, New York 14031, on Saturday, April 12, 2014, beginning at 2:00 P.M. local time. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

(1)	The approval of an amendment to our articles of incorporation to provide for a classified Board of Directors;

(2)	The election of the five nominees named in the attached proxy statement as directors to serve terms expiring at the annual meeting of stockholders to be held in 2015 (unless Proposal No. 1 above is approved, in which case the directors will be elected to the class and for the terms provided in Proposal No. 1) and until their successors have been elected and qualified;

(3)	The approval, on an advisory basis, of the 2013 compensation of the Company’s named executive officers;

(4)	The approval of the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan;

(5)	The ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered certified public firm for fiscal 2014; and

(6)	The transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on February 28, 2014 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

It is hoped you will be able to attend the meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the meeting, you may revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 12, 2014: The 2013 Annual Report on Form 10-K and proxy statement of 22nd Century Group, Inc. are available online at http://www.xxiicentury.com/sec-filings/. For directions to the annual meeting, please contact Henry Sicignano III at 716-270-1523 or through www.xxiicentury.com/contact.

By Order of the Board of Directors,
/s/ Joseph Pandolfino
Joseph Pandolfino
Chairman and Chief Executive Officer

Dated: March 4, 2014

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
PRINCIPAL STOCKHOLDERS	4
PROPOSAL NO. 1 AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS	6
PROPOSAL NO. 2 ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	9
EXECUTIVE OFFICERS	11
EXECUTIVE COMPENSATION	12
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16
PROPOSAL NO. 3 ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	17
PROPOSAL NO. 4 APPROVAL OF THE 22ND CENTURY GROUP, INC. 2014 OMNIBUS INCENTIVE PLAN	18
PROPOSAL NO. 5 THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, PC AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014	29
AUDIT COMMITTEE REPORT	30
STOCKHOLDER PROPOSALS FOR THE 2015 MEETING	31
OTHER MATTERS	31

22nd Century Group, Inc.

9530 Main Street

 Clarence, New York 14031

ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 12, 2014

PROXY STATEMENT

The Board of Directors of 22nd Century Group, Inc. is soliciting proxies from its stockholders to be used at the annual meeting of stockholders to be held at Spaulding Lake Clubhouse, 4805 Spaulding Drive, Clarence, New York 14031, on Saturday, April 12, 2014, beginning at 2:00 P.M. local time, and at any postponements or adjournments thereof. This proxy statement contains information related to the annual meeting. This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about March 4, 2014.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board of Directors is soliciting proxies for the 2014 annual meeting of stockholders. You are receiving a proxy statement because you owned shares of our common stock on February 28, 2014 and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board, the compensation of Directors and Executive Officers and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

Who is entitled to vote at the meeting?

Holders of common stock as of the close of business on the record date, February 28, 2014, will receive notice of, and be eligible to vote at, the annual meeting and at any adjournment or postponement of the annual meeting. At the close of business on the record date, we had outstanding and entitled to vote 58,252,770 shares of common stock.

How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting?

Only persons with evidence of stock ownership as of the record date or who are invited guests of the Company may attend and be admitted to the annual meeting of the stockholders. Stockholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a stockholder’s shares are registered in the name of a broker, trust, bank or other nominee, the stockholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the stockholder was a beneficial owner of shares of stock of the Company as of the record date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

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What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one-third (33.33%) of the voting power of common stock issued and outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

Each stockholder receiving proxy materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or by using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then your shares will not be voted with respect to any proposal. The Board and management do not intend to present any matters at this time at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxy’s discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with our Secretary or by mailing a proxy bearing a later date or by attending the annual meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your bank, broker, other record holder of your shares or other nominee or, if you have obtained a legal proxy from your bank, broker, other record holder of your shares or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

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What vote is required to approve each item?

The five nominees receiving the highest vote totals of the eligible shares of our common stock will be elected as our directors. The approval of the advisory resolution on executive compensation, the approval of the 2014 Omnibus Incentive Plan and the ratification of the appointment of Freed Maxick CPAs, P.C. (“Freed”) require the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting. The approval of the amendment to our articles of incorporation to provide for a classified board of directors requires the affirmative vote of the majority of the outstanding shares of our common stock.

How are votes counted?

With regard to the election of directors, votes may be cast in favor or withheld and votes that are withheld will be excluded entirely from the vote and will have no effect. You may not cumulate your votes for the election of directors.

For the other proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are considered to be present and entitled to vote at the meeting and, therefore, will have the effect of a vote against each of the proposals.

If you hold your shares in “street name,” the Company has supplied copies of its proxy materials for its 2014 annual meeting of stockholders to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee that have not received voting instructions from their clients may not vote on any proposal other than the appointment of Freed. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals other than the approval of the amendment to our articles of incorporation to provide for a classified board of directors. Your broker, bank or other nominee is permitted to vote your shares on the appointment of Freed as our independent auditor without receiving voting instructions from you.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of February 7, 2014 by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our current directors and executive officers, and (iii) all of our current directors and executive officers as a group. Derivative securities exercisable or convertible into shares of our common stock within sixty (60) days of February 7, 2014 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding securities, but are not deemed outstanding for computing the percentage of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The address of named beneficial owners that are officers and/or directors is: c/o 22nd Century Group, Inc., 9530 Main Street, Clarence, New York 14031. The following table is based upon information supplied by officers and directors, and with respect to 5% or greater stockholders who are not officers or directors, information filed with the SEC.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)
Management and Directors:
Joseph Pandolfino (2)	8,380,206	13.8%
Henry Sicignano, III (3)	6,467,418	10.8%
Michael R. Moynihan, Ph.D. (4)	1,793,733	3.1%
John T. Brodfuehrer (5)	250,000	*
Joseph Alexander Dunn, Ph.D. (6)	226,500	*
James W. Cornell (7)	286,500	*
Richard M. Sanders (8)	35,000	*

All directors and executive officers as a group (7 persons) (2)-(8)	17,439,357	27.8%

Other 5% Owners:
Angelo J. Tomasello (9)	4,679,196	7.9%
Richard G. Saffire (10)	4,087,246	6.8%

(1) Based on 58,252,770 shares of common stock issued and outstanding (including outstanding restricted stock), as of February 7, 2014.

(2) Includes (a) 2,382,271 shares of common stock issuable to Mr. Pandolfino upon exercise of warrants and (b) 5,997,935 shares of common stock. Under the Company’s 2010 Employee Incentive Plan, 320,000 of the shares issued to Mr. Pandolfino are grants that are subject to potential forfeiture over time in the event Mr. Pandolfino ceases employment with the Company prior to January 27, 2015.

(3) Consists of (a) 2,327,603 shares of common stock held by Henry Sicignano III (including 475,000 restricted shares issued as equity incentive awards under the Company’s Equity Incentive Plan), (b) 2,542,347 shares of common stock held by Henry Sicignano III Group, LLC, (c) 414,277 shares of common stock issuable to Mr. Sicignano upon exercise of warrants, (d) 100,000 shares of common stock issuable to Mr. Sicignano upon exercise of stock options and (e) 1,083,191 shares of common stock issuable to Henry Sicignano III Group, LLC upon exercise of warrants. Mr. Sicignano is Managing Member of Henry Sicignano III Group, LLC and, accordingly, exercises voting and investment power with respect to the shares held by Henry Sicignano III Group, LLC. 375,000 of the shares issued to Mr. Sicignano under the Company’s 2010 Employee Incentive Plan are grants that are subject to potential forfeiture over time in the event Mr. Sicignano ceases employment with the Company prior to April 1, 2015. On January 27, 2015, April 1, 2014 and April 1, 2015, the number of shares subject to forfeiture decreases by 75,000, 150,000 and 150,000 shares, respectively. Mr. Sicignano also holds 100,000 performance based shares of restricted stock issued as equity incentive awards under the Company’s 2010 Employee Incentive Plan, which are subject to forfeiture unless certain performance milestones are achieved.

(4) Includes (a) 1,138,934 shares of common stock, (b) 479,799 shares of common stock issuable upon exercise of warrants and (c) 175,000 shares issuable upon the exercise of stock options. 160,000 of the shares issued to Dr. Moynihan under the Company’s 2010 Employee Incentive Plan are grants that are subject to potential forfeiture over time in the event Dr. Moynihan ceases employment with the Company prior to January 27, 2015.

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(5) Consists of 250,000 shares of common stock. 240,000 of the shares issued to Mr. Brodfuehrer under the Company’s 2010 Employee Incentive Plan are grants that are subject to potential forfeiture over time in the event Mr. Brodfuehrer ceases employment with the Company prior to January 27, 2015. On March 19, 2014 and January 27, 2015 the number of shares subject to forfeiture decreases by 100,000 and 140,000 shares, respectively.

(6) Includes (a) 85,000 shares of common stock, (b) 31,500 shares of common stock issuable upon exercise of warrants and (c) 110,000 shares issuable upon the exercise of stock options. 35,000 of the shares issued to Dr. Dunn under the Company’s 2010 Employee Incentive Plan are grants that are subject to potential forfeiture over time in the event Dr. Dunn ceases being a director of the Company prior to January 27, 2015.

(7) Includes (a) 145,000 shares of common stock, (b) 31,500 shares of common stock issuable upon exercise of warrants and (c) 110,000 shares issuable upon the exercise of stock options. 35,000 of the shares issued to Mr. Cornell under the Company’s 2010 Employee Incentive Plan are grants that are subject to potential forfeiture over time in the event Mr. Cornell ceases being a director of the Company prior to January 27, 2015.

(8) Consists of 35,000 shares of common stock. The 35,000 shares issued to Mr. Sanders under the Company’s 2010 Employee Incentive Plan are grants that are subject to potential forfeiture over time in the event Mr. Sanders ceases being a director of the Company prior to January 27, 2015.

(9) Includes (a) 3,576,336 shares of common stock, and (b) 1,102,860 shares of common stock issuable upon exercise of warrants. The address of Angelo Tomasello is 4720 Spaulding Drive, Clarence, New York 14031.

(10) Includes (a) 2,541,986 shares of common stock held by Richard G. Saffire, (b) 58,081 shares of common stock held by Clearwater Partners, LLC, and (c) 1,487,179 shares of common stock issuable upon exercise of warrants held by Clearwater Partners, LLC. Richard G. Saffire, Managing Member of Clearwater Partners, LLC exercises voting and investment power with respect to shares owned by Clearwater Partners, LLC. The address of Clearwater Partners, LLC is 34 Sunburst Circle, East Amherst, New York 14051.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on a review of the Securities and Exchange Commission filed ownership reports during 2013, the Company believes that all Section 16(a) filing requirements were met during 2013, except Joseph Dunn filed a late Form 4 on November 5, 2013 reporting the sale of shares, and Clearwater Partners, LLC and Richard G Saffire each filed a late Form 4 on November 12, 2013 reporting the sale of shares.

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PROPOSAL NO. 1
AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF
DIRECTORS

The amendment to the Articles of Incorporation that you are being asked to approve pursuant to this Proposal No. 1 will be substantially in the form of Appendix A attached to this Proxy Statement. Our directors are currently elected annually for a term of one year. Nevada law permits provisions in the bylaws or the articles of incorporation approved by stockholders that provide for a classified board of directors. The proposed classified board amendment to the Articles of Incorporation would provide that directors will be classified into three classes as nearly equal in number as possible.

The Class I directors would hold office initially for a term expiring at the 2015 annual meeting of stockholders; the Class II directors would hold office initially for a term expiring at the 2016 annual meeting of stockholders; and the Class III directors would hold office initially for a term expiring at the 2017 annual meeting of stockholders. At each annual meeting of stockholders following this initial classification and election, the successors to each class of directors whose terms expire at that annual meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. Vacancies which occur during the term of office of any class of director may be filled by a person selected by the Board of Directors, with such appointee to serve for the remainder of the unexpired portion of the term of the class of director in which such vacancy occurred.

In the event that this Proposal No. 1 is approved, the Board of Directors has nominated the following persons to serve in each of the following classes of directors: (i) Henry Sicignano, III and Richard M. Sanders for election as Class I directors, and, if elected, their initial term will expire at the 2015 annual meeting of stockholders; (ii) Joseph Pandolfino and Joseph Alexander Dunn for election as Class II directors, and, if elected, their initial term will expire at the 2016 annual meeting of stockholders; and (iii) James W. Cornell for election as a Class III director, and, if elected, his initial term will expire at the 2017 annual meeting of stockholders. As stated above, at each annual meeting of stockholders following this initial classification and election, the successors to each class of directors whose terms expire at that annual meeting would be elected for a three-year term of office. Information concerning the current nominees for election as directors at this annual meeting is set forth below under “Election of Directors.”

Our Board of Directors believes that staggered terms for directors provide stability and continuity in the Board of Directors’ leadership and policies ensuring that a majority of directors will always be familiar with our long-term strategy and goals. This knowledge will assist the directors in fulfilling their duties to our stockholders, providing for greater effectiveness, which ultimately creates value for our stockholders. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. Electing directors to three-year terms will not reduce their accountability to our stockholders. Regardless of their term, all directors will have the same duties and responsibilities to our stockholders.

The Board of Directors also believes that the classified board will assist the Board of Directors in protecting the interests of our stockholders against potentially coercive takeover tactics where a party might attempt to acquire control of our Company on terms that do not offer the greatest value to all stockholders. The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by stockholders at a single annual meeting. If we implement a classified board of directors, it will take at least two annual meetings for even a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each annual meeting of stockholders.

A classified board can be seen as a disadvantage on the other hand, because of the additional time required to change control of the Board of Directors, as the classified board proposal will tend to perpetuate the then current majority of the members of our Board of Directors. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. While this proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage certain persons or groups from acquiring large blocks of our shares by causing it to take longer for such a person or group of persons who acquire such a block of shares to effect a change in a majority of the members of our Board of Directors.

If the proposal is approved, we will file the amendment to the Articles of Incorporation with the Nevada Secretary of State, which will become effective on the date the filing is accepted by the Secretary of State.

The Board of Directors recommends a vote FOR the amendment of the Articles of Incorporation providing for a classified Board of Directors.

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PROPOSAL NO. 2
ELECTION OF DIRECTORS

General

The number of authorized directors as of the date of this proxy statement is five (5). All of the nominees have indicated to the Company that they will be available to continue to serve as directors. If any nominee named herein for election as a director should for any reason become unavailable to serve prior to the annual meeting, the Board may, prior to the annual meeting, (i) reduce the size of the Board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person or (iii) leave the position vacant to be filled at a later time. Directors elected at the 2014 annual meeting will hold office for a one year term expiring at the annual meeting in 2015 (unless Proposal No. 1 above is approved, in which case the directors will be elected to the class and for the terms provided in Proposal No. 1) and until their respective successors are elected and qualified, or until their earlier death, resignation or removal. All of the nominees are currently directors of the Company. The experience, qualifications, attributes and skills that led to the conclusion that the persons should serve as a director of our Company are described below in each director nominee’s biography.

Director Nominees:

Joseph Pandolfino, MBA.  Mr. Pandolfino, age 45, founded 22nd Century Limited, LLC in 1998 and has over 20 years of experience in all aspects of the tobacco industry, including over 15 years with genetically-engineered tobacco.  He has served as our Chief Executive Officer and as a Director since the closing of the merger in January 2011 between the Company and 22nd Century Limited, LLC.  Mr. Pandolfino previously served as President of 22nd Century Limited, LLC from 1998 until April 2010 and served as Chief Executive Officer of 22nd Century Limited, LLC since April 2010.  Mr. Pandolfino oversees our operations, strategy and product development.  He holds a B.S. Degree in Business Administration from Medaille College and an M.B.A. Degree from the State University of New York at Buffalo.  Mr. Pandolfino’s significant experience in all aspects of the tobacco industry and the fact that he founded and managed 22nd Century Limited, LLC since inception led to our conclusion that he should serve as a director of our Company. He was elected Chairman of the Board of Directors in February 2014.

Henry Sicignano, III, MBA. Mr. Sicignano, age 46, has served as our President and Secretary since the closing of the merger in January 2011 between the Company and 22nd Century Limited, LLC, as a Director since March 4, 2011, and as interim Chief Financial Officer from July 6, 2012 to April 1, 2013. From August 2005 to April 2009, Mr. Sicignano served as a General Manager and as the Director of Corporate Marketing for NOCO Energy Corp., a petroleum products company; and from March 2003 to July 2005, as Vice President of Kittinger Furniture Company, Inc., a fine furniture manufacturer. From February 1997 through July 2002, he served as Vice President and Marketing Director of Santa Fe Natural Tobacco Company, a specialty tobacco company, prior to the sale of that company to R.J. Reynolds Tobacco Company in 2002. Mr. Sicignano holds a B.A. Degree in Government from Harvard College and an M.B.A. Degree from Harvard University. Mr. Sicignano’s extensive experience in management, including in the tobacco industry, led to our conclusion that he should serve as a director of our Company.

James W. Cornell. Mr. Cornell, age 57, has served as a Director since March 4, 2011. Mr. Cornell is currently the President and Chief Executive Officer of Praxiis, LLC, an enterprise that provides support for clients in organizational change, leadership development and transactional advisory services. He has served in this capacity since October, 1988. Mr. Cornell is also the current Manager of Larkin Center Management, LLC, a real estate development company, and has served in this capacity since October 2010. From September 2006 until September 2010, Mr. Cornell served as Managing Director of New York New Jersey Rail, LLC, which is part of the national transportation rail system and moves rail freight by rail barge across New York City Harbor, and he now continues to serve as principal business advisor to that firm. From March 2005 until September 2008, Mr. Cornell served as the Chairman of the Board of Directors of New York Regional Rail Corp., which operates as a short-haul regional trucking company. From April 2006, until February 2007, Mr. Cornell served as Chief Restructuring Officer of Regus Industries, a waste management firm, and from January 2001 until November 2004, he served as Special Advisor to Pinkerton Government Services, Inc. and Securitas Nuclear and Government Services Unit, security services providers to the energy industry and government. Mr. Cornell holds a B.S. Degree in Business, Management, and Economics and an M.B.A. Degree, both from the State University of New York, Empire College. Mr. Cornell’s extensive business management, strategy, and leadership experience led to our conclusion that he should serve as a director of our Company.

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Joseph Alexander Dunn, Ph.D. Dr. Dunn, age 60, has served as a Director since March 4, 2011. Dr. Dunn is currently Associate Dean for Research and Professor of Pharmaceutical Sciences at D’Youville College of Pharmacy in Buffalo, New York and has served in this capacity since April 1, 2010. Dr. Dunn has also served as Chief Executive Officer of the National Center for Food and Agricultural Policy in Washington, D.C. since November 1, 2009 and as Chief Executive Officer and Director of Research at OmniPharm Research International, Inc., a drug company, and affiliated entities, Therex Technologies Inc., a drug company, and Therex LLC, a drug company, each located in Buffalo, New York since January, 1994. From May 1, 2008, until January 20, 2009, Dr. Dunn served as Deputy Under Secretary and from August 1, 2006, until April 30, 2008 Dr. Dunn served as Senior Scientific Advisor at the United States Department of Agriculture, Research, Education and Economics Mission Area in Washington, D.C. From December 1, 2006, until April 30, 2008 Dr. Dunn served as Executive Director of the United States Department of Agriculture NAREEE Advisory Board. From July, 1998 until July 1, 2006, Dr. Dunn served as Research Associate Professor in the Department of Oral Biology, School of Dental Medicine, at the State University of New York at Buffalo. Since June 1, 2010, Dr. Dunn has served as a member of the Board of Directors of Brothers of Mercy, Inc., a not-for-profit nursing and rehabilitation concern. Dr. Dunn holds a B.S. Degree in Medical Chemistry and a Ph.D. Degree in Pharmacology, both from the State University of New York at Buffalo School of Pharmacy. Dr. Dunn also served as a Postdoctoral Fellow in the Department of Pharmacology at Harvard Medical School and as a Staff Fellow at the National Institutes of Health, National Cancer Institute Laboratory of Cellular Carcinogenesis and Tumor Promotion. Dr. Dunn’s extensive scientific and regulatory background led to our conclusion that he should serve as a director of our Company.

Richard M. Sanders. Mr. Sanders, age 61, has served as a Director since December 9, 2013. Since August 2009, Mr. Sanders has served as a General Partner of Phase One Ventures, LLC, a venture capital firm which focuses on nanotechnology and biotechnology start-up opportunities in New Mexico and surrounding states. From January 2002 until June 2009, Mr. Sanders served as President and CEO of Santa Fe Natural Tobacco Company (SFNTC), a division of Reynolds American, Inc., which manufactures and markets the Natural American Spirit cigarette brand. During his 7-year tenure as head of SFNTC, Mr. Sanders tripled Natural American Spirit’s market share and SFNTC’s operating earnings and directed the successful expansion of Natural American Spirit into international markets in Western Europe and Asia. Prior to directing SFNTC’s spectacular growth, Mr. Sanders worked for R.J. Reynolds Tobacco Company where he began his career as a marketing assistant in 1977. From 1987 to 2002 he served in a wide spectrum of executive positions including, among others, Senior Vice President of Marketing and Vice President of Sales. A native of Minneapolis, Mr. Sanders earned a bachelor’s degree in political science from Hamline University in St. Paul and an MBA from Washington University in St. Louis, Missouri. Mr. Sanders’ extensive experience in management, including in the tobacco industry, led to our conclusion that he should serve as a director of our Company.

Our Board of Directors recommends a vote FOR each of the Director nominees listed above.

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CORPORATE GOVERNANCE

Board Composition

Directors currently hold office for one year (unless Proposal No. 1 above is approved, in which case the directors will be elected to the class and for the terms as provided in Proposal No. 1) or until the earlier of their death, resignation, removal or until their successors have been duly elected and qualified. There are no family relationships among our Directors. Our bylaws provide that the number of members of our Board of Directors may be changed from time to time by resolutions adopted by the Board of Directors and/or the stockholders. Our Board of Directors currently consists of five (5) members.

Board Leadership Structure

Our Board does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. The Board believes that its current leadership structure, with Mr. Pandolfino serving as both Chief Executive Officer and Board Chairman, is appropriate given the efficiencies of having the Chief Executive Officer also serve in the role of Chairman. Our lead director is currently Mr. Cornell. The Chairman and Chief Executive Officer consults periodically with the lead director on Board matters and on issues facing the Company. In addition, the lead director serves as the principal liaison between the Chairman of the Board and the independent directors and presides at an executive session of non-management directors at each regularly scheduled Board meeting.

Board Role in Risk Oversight

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks we face, while our Board of Directors is responsible for overseeing our management and operations, including overseeing its risk assessment and risk management functions.

Number of Meetings of the Board of Directors

The Board held 10 meetings during 2013. Directors are expected to attend Board meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each active director attended at least 75% of the aggregate number of meetings of the Board during 2013.

Attendance at Annual Meetings of the Stockholders

The Company has no policy requiring Directors and Director Nominees to attend its annual meeting of stockholders; however, all Directors and Director Nominees are encouraged to attend.

Director Independence

Joseph Alexander Dunn, Ph.D., James W. Cornell and Richard M. Sanders qualify as “independent” Directors under the applicable definition of the listing standards of each of the NASDAQ Capital Market (“NASDAQ”) and the New York Stock Exchange MKT (“NYSE”).

Stockholder Communications

Stockholders may send communications to the Company's directors as a group or individually, by writing to those individuals or the group: c/o the Chief Executive Officer c/o 22nd Century Group, Inc., 9530 Main Street, Clarence, New York 14031. The Chief Executive Officer will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

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Committees of the Board of Directors

Our Board of Directors has established three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders' meeting. The charter of each committee is available on our website at www.xxiicentury.com.

Nominating and Governance Committee

The Nominating and Governance Committee consists of Messrs. Cornell, Dunn and Sanders, with Dr. Dunn serving as chair. The Nominating and Governance Committee is responsible for: (a) developing and recommending corporate governance principles and procedures applicable to our board and employees; (b) recommending committee composition and assignments; (c) overseeing periodic self-evaluations by the board, its committees, individual directors and management with respect to their respective performance; (d) identifying individuals qualified to become directors; (e) recommending director nominees; (f) assisting in succession planning; (g) recommending whether incumbent directors should be nominated for re-election to our Board; and (h) reviewing the adequacy of the Nominating and Governance Committee charter on an annual basis.

Nominations of persons for election to the Board at the annual meeting may also be made by any stockholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in our bylaws. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered to the Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

Audit Committee

The Audit Committee consists of Messrs. Cornell, Dunn and Sanders, with Mr. Cornell serving as chair. Our Board has determined that Mr. Cornell is the audit committee financial expert as defined under the rules of the U.S. Securities and Exchange Commission (“SEC”), and all Audit Committee members are independent under the applicable listing standards of each of NASDAQ and the NYSE and applicable rules of the SEC. The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements.

The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

Compensation Committee

The Compensation Committee consists of Messrs. Cornell, Dunn and Sanders, with Mr. Sanders serving as chair. The Compensation Committee establishes, administers and reviews our policies, programs and procedures for compensating our executive officers and directors.

The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis.

Director Compensation

Directors that are not members of management receive cash compensation of $15,000 each annually and in 2013 received restricted stock awards of 25,000 shares each which vested immediately and non-qualified stock options for 50,000 shares each. The following table sets forth information regarding the compensation of our non-executive directors for their service on our Board of Directors for fiscal year 2013:

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						Non-Qualified
		Fees Earned	Stock		Non-Equity	Deferred
		or paid	Awards	Option	Incentive Plan	Compensation	All Other
Name	Year	in cash	(4)	Awards(1)	Compensation	Earnings	Compensation(3)	Total
James W. Cornell	2013	$15,000	$20,000	$34,375	$-	$-	$1,680	$71,055

Joseph A. Dunn, Ph.D.	2013	$15,000	$20,000	$34,375	$-	$-	$1,680	$71,055

Richard M. Sanders (2)	2013	$-	$-	$-	$-	$-	$-	$-

(1)	Represents the grant date fair value calculated pursuant to ASC Topic 718. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. The following assumptions were used:

Risk-free interest rate	1.89%
Expected dividend yield	0%
Expected stock price volatility	90%
Expected life of options	10 years

(2)	Mr. Sanders term began on December 9, 2013, and he received no compensation during 2013.

(3)	Represents taxes paid by the Company on behalf of the Director on their stock awards.

(4)	The amounts included in this column are the aggregate grant date fair value determined in accordance with FASB ASC 718.

In 2014 non-executive Directors will each receive an annual retainer of $10,000 plus a restricted stock award of 35,000 shares that will vest one year after issuance. In addition each non-executive Director will receive $2,000 for attendance at regularly-scheduled quarterly Board meetings plus $250 each for attendance at any telephonic Board meeting. The non-executive Directors will also receive $2,500 per annum for chairing a Board Committee and $500 per annum for participating on a Board Committee where they do not serve as the chair.

EXECUTIVE OFFICERS

Certain information regarding our Executive Officers is provided below:

Name	Age	Position
Joseph Pandolfino	45	Chairman and Chief Executive Officer
Henry Sicignano, III	46	President, Secretary and Director
John T. Brodfuehrer	56	Chief Financial Officer
Michael R. Moynihan, Ph.D.	61	Vice President of R&D

For information with respect to Joseph Pandolfino and Henry Sicignano, III, please see the information about the members of our Board of Directors on the preceding pages. There are no family relationships among our Directors or Executive Officers.

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John T. Brodfuehrer, Chief Financial Officer. Mr. Brodfuehrer has serviced as our Chief Financial Officer since April 2013. Prior to that, Mr. Brodfuehrer served from March 2011 through December 2012 as Chief Financial Officer of Latina Boulevard Foods, LLC, or LBF, an entity formed as the result of a merger of two long-time Western New York wholesale food distributors. Prior to his employment with LBF, from May 2010 through February 2011, Mr. Brodfuehrer was Vice-President of Retail Accounting for United Refining Company, or URC, an independent refiner and marketer of petroleum products. Prior to his time at URC, from April 1985 through July 2009, Mr. Brodfuehrer served in multiple roles over a twenty-four year span with NOCO Energy Corp, a diversified distributor of energy products and related services. Mr. Brodfuehrer served as NOCO’s Chief Financial Officer, Vice-President and as a member of the Board of Directors from 2000 to 2009. Mr. Brodfuehrer earned a Bachelor of Science in Business Administration, summa cum laude, from the State University of New York at Buffalo in 1979 and became a New York State Certified Public Accountant in 1981.

Michael R. Moynihan, Ph.D., Vice President of R&D. Dr. Moynihan has served as our Vice President of R&D since March 2011 and served as Vice President of R&D for 22nd Century Limited, LLC since January, 2007. He has also been a consultant for 22nd Century Limited, LLC since 1999. From 2001 to 2006 he served as Director of Biotechnology Development at Fundacion Chile and from 1995 to 2000 as Senior Project Director at InterLink Biotechnologies LLC. Dr. Moynihan holds a Bachelor of Science Degree in Biology from Brown University and a Master’s Degree and Ph.D. in Biology from Harvard University. He previously served as a Visiting Research Fellow at the Institute for Molecular and Cellular Biology, Osaka University, Japan; a Postdoctoral Associate in the Section of Plant Biology, Cornell University; and a Postdoctoral Associate at the Center for Agricultural Molecular Biology, Rutgers University.

EXECUTIVE COMPENSATION

Compensation Policies and Practices and Risk Management

The Board considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the Board does not see them as encouraging risk taking. We also provide Named Executive Officers and other senior managers with long-term equity awards to help further align their interests with our interests and those of our stockholders. The Board believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee's tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives and senior managers have significant value tied to our long-term corporate success and performance.

The Board believes that our compensation philosophy and programs encourage employees to strive to achieve both short- and long-term goals that are important to our success and building stockholder value, without promoting unnecessary or excessive risk taking. The Board has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.

In future periods, the newly formed Compensation Committee of the Board of Directors will undertake such analysis and make such determinations. In addition, the Compensation Committee will make decisions regarding the levels of compensation for each of our executive officers.

The following table summarizes the compensation paid by us in each of the last two completed fiscal years for our principal executive officer and the two most highly compensated executive officers who received annual compensation in excess of $100,000. These officers are referred to herein as our “Named Executive Officers.”

Summary Compensation Table for Years Ended December 31, 2013 and 2012

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Joseph Pandolfino	2013	170,192	60,000	400,000		-	-	-	57,777	687,969
Chief Executive Officer	2012	150,000	-	310,500		-	-	-	15,609	476,109

Henry Sicignano III	2013	159,615	-	180,000		-	-	-	37,179	376,794
President and Secretary	2012	150,000	-	69,000		59,600	-	-	16,286	294,886

John T. Brodfuehrer	2013	83,077	-	90,000		-	-	-	12,979	186,056
Chief Financial Officer and Treasurer (5)	2012	-	-	-		-	-	-	-	-

Michael R. Moynihan, Ph.D.	2013	124,231	-	60,000		51,563	-	-	17,908	253,702
Vice President of R&D	2012	115,000	-	85,474	(4)	59,600	-	-	9,239	269,313

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(1)	The amounts included in this column are the aggregate grant date fair value determined in accordance with FASB ASC 718.

(2)	Represents the grant date fair value calculated pursuant to ASC Topic 718. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. The following assumptions were used:

Risk-free interest rate	1.89%
Expected dividend yield	0%
Expected stock price volatility	90%
Expected life of options	10 years

(3)	All Other Compensation consists of the following:

Name	Year	Health and Dental Insurance ($)	Employer Contributions to Company 401(k) Plan ($)	Taxes Paid by Company on Stock Awards ($)	All Other Compensation Total ($)

Joseph Pandolfino	2013	17,271	6,906	33,600	57,777
	2012	15,609	-	-	15,609

Henry Sicignano III	2013	17,271	4,788	15,120	37,179
	2012	16,286	-	-	16,286

John T. Brodfuehrer	2013	3,846	1,033	8,100	12,979
	2012	-	-	-	-

Michael R. Moynihan, Ph.D.	2013	9,141	3,727	5,040	17,908
	2012	9,239	-	-	9,239

(4)	Amount represents fair value of stock issued in excess of the carrying value of Dr. Moynihan’s 4% interest in Goodrich Tobacco Company, LLC.

(5)	Mr. Brodfuehrer’s employment with the Company began in April 2013.

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Outstanding Equity Awards at 2013 Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un- exercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Mr. Sicignano	100,000	-	$0.69	5/18/2022	400,000	(1)	$856,000	-	-

Dr. Moynihan	100,000	-	$0.69	5/18/2022	-		-	-	-
	75,000	-	$0.80	2/25/2023	-		-	-	-
Mr. Brodfuehrer	-	-	-	-	100,000	(3)	$214,000	-	-

(1)	300,000 of the shares are time-based awards subject to vesting over the next 2 years on April 1 of 2014 to 2015, such that 150,000 shares shall vest on April 1 of each such year; 100,000 of the shares are performance based, which are subject to forfeiture unless certain performance milestones are achieved.

(2)	Market value calculated based on the price of our common stock as of the last business day of our fiscal year.

(3)	Shares are a time-based award subject to vesting over a 1 year time period. The shares vest on March 19, 2014.

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Agreements with Executive Officers

We have entered into employment agreements with each of Messrs. Pandolfino and Sicignano that provide for annual compensation of $150,000 and $150,000, respectively, subject to increases as contained in such employment agreements and/or as decided by our Board of Directors. Dr. Moynihan has an employment agreement with the Company that provides for annual compensation of $115,000. Mr. Brodfuehrer has an employment agreement with the Company that provides for annual compensation of $110,000. During October 2013, our Board of Directors approved increases in the annual compensation for Mr. Pandolfino, Mr. Sicignano, Dr. Moynihan, and Mr. Brodfuehrer such that their current annual compensation is $225,000, $200,000, $140,000 and $135,000, respectively, effective October 25, 2013.

Employment agreements for each of these four executives also contain non-compete covenants and change of control provisions.

The employment agreement of Messrs. Pandolfino and Sicignano provides that during the executive officer’s employment by us and for a period of two (2) years after the executive officer ceases to be employed by us, the following non-compete covenants will apply: (i) the executive officer will not (except on behalf of us) provide or offer to provide any goods or services to any entity engaged in the United States in the making, offering, marketing, distributing and/or selling of products made from the tobacco ( Nicotiana ) plant, and/or providing or offering to provide the same or substantially similar services to any customer or prospective customer, (ii) the executive officer will not interfere with our relationships with any customer, prospective customer, supplier, distributor, farmer and/or manufacturer, and (iii) the executive will not induce or attempt to induce any persons employed by us to leave their employment with us, nor hire or employ, or attempt to hire or employ, any persons employed by us, nor assist or facilitate in any way any other person or entity in the hiring of any persons employed by us.

The employment agreement of Dr. Moynihan contains the same non-compete covenants but they are in effect for a period of three (3) years after the executive officer ceases to be employed by us. Dr. Moynihan’s employment agreement contains a severance provision which provides that upon the termination of his employment without Cause (as defined in his employment agreement), Dr. Moynihan will receive severance compensation equal to the base salary then in effect beginning on the date of termination and continuing until the later of one year following termination or the expiration of the initial term of his employment agreement.

The employment agreement of Mr. Brodfuehrer contains the same non-compete covenants but they are in effect for a period of four (4) years after the executive officer ceases to be employed by us. Mr. Brodfuehrer’s employment agreement contains a severance provision which provides that upon the termination of his employment without Cause (as defined in his employment agreement), Mr. Brodfuehrer will receive severance compensation equal to the base salary then in effect beginning on the date of termination and continuing until the later of six months following termination or the expiration of the initial term of his employment agreement.

The employment agreements of Messrs. Pandolfino and Sicignano provide that in the event of a change in control (as defined in the employment agreements) of our Company, then during the three (3)-year period following such change in control if certain triggering events occur as defined in such employment agreements, such as if the executive is terminated other than for cause (as defined in each of the employment agreements), death or disability, or if the executive officer’s responsibilities are diminished after the change in control as compared to the executive officer’s responsibilities prior to the change in control, or if the executive officer’s base salary or benefits are reduced, or the executive is required to relocate more than twenty-five (25) miles from his current place of employment, then in any such events the executive officer will have the option, exercisable within ninety (90) days of the occurrence of such an event, to resign his employment with us, in which case the executive officer will be entitled to receive: (A) the greater of either his base salary for the then remaining portion of the initial 5-year term of the agreement or his base salary for three (3) years thereafter; (B) reimbursement for eighteen (18) months of his reasonable costs for medical, dental, life, disability and other benefits and insurance coverage that the executive officer received during his employment; (C) outplacement services for two (2) years; and (D) the immediate vesting of all options and/or restricted stock grants previously granted or to be granted to the executive officer. We also provide each of these individuals with health insurance and vacation benefits.

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Equity Incentive Plan

On October 21, 2010, we established the 2010 Equity Incentive Plan (the “Existing EIP”) for officers, employees, directors, consultants and advisors to the Company and its affiliates, consisting of 4,250,000 shares of common stock reserved for issuance under the Existing EIP. The Existing EIP has a term of ten years and is administered by our Board or a committee to be established by our Board, to determine the various types of incentive awards that may be granted to recipients under this plan, such as stock grants, stock options, stock appreciation rights, performance share awards, restricted stock and restricted stock units, and the number of shares of common stock to underlie each such award under the Existing EIP. On April 1, 2011, under our Existing EIP, the Board granted an aggregate of 1,150,000 shares of our common stock to our officers and Directors and options to purchase an aggregate of 35,000 shares of our common stock to our employees. On April 26, 2012, under our Existing EIP, the Board granted an aggregate of 550,000 shares of our common stock and options to purchase 345,000 shares of our common stock to our officers and Directors and options to purchase an aggregate of 70,000 shares of our common stock to our employees. On July 6, 2012, 25,000 options to purchase our shares were forfeited by an executive who resigned his employment with the Company; these forfeited options were added back to the Existing EIP. On February 25, 2013, under our Existing EIP, the Board granted of 890,000 shares of our common stock and options to purchase 100,000 shares of our common stock to our officers and Directors and options to purchase an aggregate of 85,000 shares of our common stock to our employees. From approximately June 2012 through April 2013, in consideration of services provided to the Company, the Board granted 30,000 shares of common stock and 70,000 options to purchase our shares to three individual consultants. On March 19, 2013, the Board granted 100,000 shares of common stock to a newly hired chief financial officer. On January 13, 2014, under our Existing EIP, the Board granted an aggregate of 850,000 shares of our common stock to our officers, employees and Directors. As of January 14, 2014, net of all grants and forfeitures, there were no shares of common stock available for issuance under the Existing EIP.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  We have conducted transactions with Alternative Cigarettes, Inc. (“AC”), which is 95% owned by three holders of our common stock, including Joseph Pandolfino, our Chief Executive Officer, and Angelo Tomasello, who beneficially owned approximately over 10% of our common stock at the time of the majority of these transactions (7.9% as of February 7, 2014). We previously shared office space and employee services with AC. AC has also advanced funds to us from time to time. Since January 1, 2010, the largest net amount due from us to AC was approximately $127,000. No interest has been accrued or paid on these amounts due to AC and there are no repayment terms between the parties. In February 2011, AC was paid $22,500 by 22nd Century Ltd for AC’s assignment of its MAGIC trademark to 22nd Century Ltd and other minor assets. During the years ended December 31, 2013 and 2012, transactions with AC consisted mainly of repayments and advances. The net amount due from AC amounted to $42,069 as of December 31, 2013 ($36,969 as of December 31, 2012). No interest has been accrued or paid on amount due from or to AC and there are no repayment terms.

Mr. Sicignano exchanged certain notes to acquire $247,250 of our December 14, 2011 Convertible Notes. In December 2012, Mr. Sicignano agreed to forebear on the collection of our December 14, 2011 Convertible Notes. On January 22, 2013, we paid Mr. Sicignano the total amount of $250,696 in principal plus accrued but unpaid interest as payment in full of the December 14, 2011 Convertible Notes owned by Mr. Sicignano. On that same date of January 22, 2013, Mr. Sicignano loaned us $150,000 and we issued a promissory note to Mr. Sicignano due and payable on July 1, 2013 in the principal amount of $150,000, with 15% interest per annum accruing thereon. Subsequently, Mr. Sicignano agreed to extend the maturity date to October 1, 2013. On October 2, 2013, the Company made a payment to Mr. Sicignano in the amount of $165,473 in full satisfaction of the note and all accrued interest.

On November 9, 2012, Mr. Pandolfino, our Chief Executive Officer, Mr. Sicignano, our President, Mr. Cornell, our director, and Dr. Dunn, our director, participated in our private placement and acquired 480,000, 600,000, 60,000 and 60,000 shares of our common stock, $0.00001 par value, respectively, and warrants with a 5-year term to purchase up to 240,000, 300,000, 30,000 and 30,000 shares of the Company’s common stock, respectively, at an exercise price of $1.00 per share, which exercise price was subsequently adjusted pursuant to the terms of the warrants to be $0.60 per share as of January 22, 2013. The purchase price was $0.25 per unit.

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PROPOSAL NO. 3
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are asking stockholders to approve an advisory resolution on the Company's 2013 executive compensation as reported in this proxy statement. As described in this proxy statement, our compensation policies and determinations, including those made for fiscal year 2013, have been the product of discussions between our entire Board. Our recently formed Compensation Committee will make all compensation decisions regarding executive compensation in future periods. Accordingly, the compensation paid to our named executive officers for fiscal year 2013 is not necessarily indicative of how we will compensate our named executive officers in the future.

We urge stockholders to read the "Executive Compensation" section beginning on page 12 of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative in this proxy statement, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of 22nd Century Group, Inc. (the “Company”) approve, on an advisory basis, the 2013 compensation of the Company's named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2014 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the board of directors. Although non-binding, the board will review and consider the voting results when making future decisions regarding our executive compensation program.

Our Board of Directors recommends that a vote FOR the approval of the advisory resolution on executive compensation.

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PROPOSAL NO. 4
APPROVAL OF THE 22nd CENTURY GROUP, INC. 2014 OMNIBUS INCENTIVE PLAN

Our Board of Directors has adopted the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan (the “Plan”), subject to approval by the holders of our common stock at the 2014 annual meeting. If approved by our stockholders, the Plan will allow for the granting of equity and cash incentive awards to eligible individuals, including the issuance of up to 5,000,000 shares of our common stock pursuant to awards under the Plan. Awards under the Plan are intended to support the creation of long-term value and business returns for our stockholders. We believe the Plan strikes an appropriate balance between rewarding performance and limiting stockholder dilution, while providing our company with the flexibility to meet changing compensation needs.

Authorized Shares and Stock Price

Our amended and restated certificate of incorporation authorizes the issuance of 300,000,000 shares of common stock. There were 58,252,770 shares of common stock issued and outstanding as of February 14, 2014, and the market value of a share of common stock as of that date was $3.10.

To determine the number of shares of common stock to be authorized under the Plan, our Board of Directors considered the needs of our company for shares, based on the current and expected future equity grant mix, and the potential dilution that awarding the requested shares may cause to existing stockholders. Our Board of Directors also considered the need for stockholder approval of the performance goals in the Plan to maintain our ability to grant awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). Such performance-based compensation is not included in the limit of $1,000,000 per year per covered executive on compensation that is deductible by us. Our existing equity incentive plan, the 22nd Century Group, Inc. 2010 Equity Incentive Plan, has no shares remaining available for future awards and, accordingly, no more awards may be granted under that plan.

Our Board of Directors determined that 5,000,000 shares should be authorized under the Plan. Our Board of Directors is seeking stockholder approval for the Plan and the pool of shares available under the Plan. Because this proposal to approve the Plan does not contemplate the amount or timing of specific equity awards in the future, it is not possible to calculate with certainty the number of years of awards that will be available and the amount of subsequent dilution that may ultimately result from such awards.

Summary of the Terms of the Plan

The following is a summary of the material provisions of the Plan, a copy of which is attached hereto as Appendix B and incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the Plan. Any inconsistencies between this summary and the text of the Plan will be governed by the text of the Plan.

Purpose and Effective Date

The two complementary purposes of the Plan are (1) to attract, retain, focus and motivate our executives and other selected employees, directors, consultants and advisors; and (2) to increase stockholder value. The Plan will become effective if approved by our stockholders at the 2014 annual meeting.

Administration and Eligibility

The Compensation Committee of our Board of Directors, or any successor committee with similar authority that the Board may appoint, which in either case consists of not less than two members of the Board who meet the “outside director” requirements of Section 162(m) of the Code and the “non-employee director” requirements of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (either referred to as the “Committee”) will administer the Plan (the “Administrator”). The Plan authorizes the Committee to interpret the provisions of the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any agreement covering an award; and make all other determinations necessary or advisable for the administration of the Plan, in each case in its sole discretion. The Board may also administer the Plan to the extent it retains authority and responsibility as administrator of the Plan.

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To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Compensation Committee may delegate to one or more of our officers, any or all of their respective authority and responsibility as an administrator of the Plan. However, no such delegation is permitted with respect to stock-based awards made to any participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act or the liability provisions of Section 16(b) of the Exchange Act at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of non-employee directors.

The Administrator may designate any of the following as a participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of our company or its affiliates; any individual who we or one of our affiliates has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director. Currently the persons eligible to participate in the Plan consist of approximately eight employees and three non-employee directors.

Types of Awards

The Plan permits the grant of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards. These award types are described in further detail below.

Stock Subject to the Plan

The Plan provides that 5,000,000 shares of our common stock are reserved for issuance under the Plan. The Plan also provides that we may issue an aggregate of 5,000,000 shares upon the exercise of incentive stock options.

The number of shares reserved under the Plan will be depleted by the maximum number of shares, if any, that may be issuable under an award at the time of grant. In general, if an award granted under the Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award, if it is determined during or at the conclusion of the term of an award that all or some portion of the shares under the award will not be issuable on the basis that the conditions for such issuance will not be satisfied, if shares are forfeited under an award or if shares are issued under any award and we reacquire them pursuant to rights reserved upon the issuance of the shares, then such shares will again be available for issuance under the Plan, except that shares reacquired pursuant to reserved rights may not be issued pursuant to incentive stock options. Shares not issued or delivered as a result of the net settlement of an outstanding option or stock appreciation right, shares tendered in payment of the exercise price of an option, shares withheld to satisfy tax withholding obligations and shares purchased by us using proceeds from option exercises may not be re-credited to the reserve.

Options

The Administrator will generally determine all terms and conditions of each option. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the exercise price may not be less than the fair market value of the shares subject to the option as determined on the date of grant and the option must terminate no later than ten years after the date of grant. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of options may be made (1) by delivery of cash or other of our shares or other securities having a then fair market value equal to the purchase price of such shares; (2) by delivery to us or our designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to us to pay for the exercise price; (3) by surrendering the right to receive shares otherwise deliverable to the participant upon exercise of the award having a fair market value at the time of exercise equal to the total exercise price; or (4) by any combination of (1), (2) and/or (3). Except to the extent otherwise set forth in an award agreement, a participant will have no rights as a holder of our common stock as a result of the grant of an option until the option is exercised, the exercise price and applicable withholding taxes are paid and the shares subject to the option are issued thereunder.

Stock Appreciation Rights

The Administrator will generally determine all terms and conditions of each stock appreciation right. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of our common stock during a specified period of time. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the grant price may not be less than the fair market value of the shares subject to the stock appreciation right as determined on the date of grant and the stock appreciation right must terminate no later than ten years after the date of grant.

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Performance and Stock Awards

The Administrator will generally determine all terms and conditions of each award of shares, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of our common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of our common stock. Performance share means the right to receive shares of our common stock, including restricted stock, to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of our common stock, to the extent performance goals are achieved. The terms and conditions that the Administrator will determine include the length of the vesting and/or performance period, but any period of vesting applicable to restricted stock or restricted stock units that are not subject to a performance goal and that are granted to a participant other than a non-employee director may not lapse more quickly than ratably over three years from the date of grant, subject to the Plan’s provisions on accelerated vesting in specified circumstances.

Incentive Awards

The Administrator has the authority to grant annual and long-term incentive awards. An incentive awards is the right to receive a cash payment to the extent performance goals are achieved. The Administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the Administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or (for awards not intended to qualify as performance-based compensation within the meaning of Code Section 162(m)) retirement, or such other circumstances as the Administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

The Administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of our common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject. Any performance period applicable to an award of dividend equivalent units must relate to a period of at least one year except that, if the award is made in the year the Plan becomes effective, at the time of commencement of employment with us or on the occasion of a promotion, then the award may relate to a period shorter than one year.

Other Stock-Based Awards

The Administrator may grant to participants other types of awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of our common stock, either alone or in addition to or in conjunction with other awards, and payable in shares or cash. Subject to the limits of the Plan, an award may include the issuance of shares of unrestricted common stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire our common stock from us. The Administrator will generally determine all terms and conditions of the award, except that any award that provides for purchase rights must be priced at 100% of fair market value on the date of the award.

Performance Goals

For purposes of the Plan, performance goals means any goals the Administrator establishes that relate to one or more of the following with respect to us or any one or more of our subsidiaries, affiliates or other business units: net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; productivity measurements; revenue to budget compliance; net income to budget compliance; return on total rewards investment; net free cash flow; new sales; divisional profitability; customer satisfaction measurements; production quotas; project criteria or a combination of the foregoing.

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As to each performance goal, the relevant measurement of performance will be computed in accordance with generally accepted accounting principles to the extent applicable, except that the Administrator may, at the time of establishing the Performance Goal(s), exclude the effects of (1) extraordinary, unusual and/or non-recurring items of gain or loss, (2) gains or losses on the disposition of a business, (3) changes in tax or accounting regulations or laws, or (4) the effect of a merger or acquisition. Certain other adjustments are permitted to the extent consistent with Code Section 162(m) (to the extent an award is intended to qualify as performance-based compensation under Code Section 162(m)). Performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The performance goals also may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m), the Administrator may establish other performance goals and provide for other exclusions or adjustments not listed in the Plan.

To qualify eligible awards under the Plan as “performance-based compensation” under Section 162(m) of the Code, we are required to establish limits on the number of awards that we may grant to a particular participant. The award limits in the Plan were established in order to provide us with maximum flexibility, and are not necessarily indicative of the size of award that we expect to make to any particular participant. Under the Plan, no participant may be granted awards that could result in such participant:

•	receiving options for, or stock appreciation rights with respect to, more than 450,000 shares of our common stock (150,000 shares for non-employee director participants) during any fiscal year;

•	receiving awards of restricted stock and/or restricted stock units relating to more than 450,000 shares of our common stock (150,000 shares for non-employee director participants) during any fiscal year;

•	receiving awards of performance shares and/or awards of performance units, the value of which is based on the fair market value of our common stock, for more than 450,000 shares of our common stock (150,000 shares for non-employee director participants) during any fiscal year; or

•	receiving awards, including awards of performance units the value of which is not based on the fair market value of our common stock, long-term incentive awards or dividend equivalent units, that would pay more than $2,000,000 in any fiscal year.

Each of these limitations is subject to adjustment as described below.

Effect of Termination of Employment or Service on Awards

The Administrator will have the discretion to determine, at the time an award is made to a participant or any time thereafter, the effect of the participant’s termination of employment or service with us or our affiliates on the award.

Transferability of Awards

Awards under the Plan generally will be nontransferable except (a) as otherwise determined by the Compensation Committee; (b) by will or the laws of descent and distribution; and (c) to the spouse, children, or grandchildren of a participant, or to trusts or partnerships for their benefit, under certain circumstances.

Adjustments

Under the terms of the Plan, if any of the following occurs:

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•	We are involved in a merger or other transaction in which our common stock is changed or exchanged;

•	We subdivide or combine our common stock or declare a dividend payable in our common stock, other securities or other property;

•	We effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of our common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of our common stock, that our Board of Directors determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our common stock; or

•	Any other event occurs, which, in the judgment of our Board of Directors or Compensation Committee necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan;

then the Administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan and subject to certain provisions of the Code, adjust the number and type of shares of our common stock subject to the Plan and which may, after the event, be made the subject of awards; the number and type of shares of our common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder) in an amount and at a time determined by the Administrator. No such adjustments may be authorized in the case of incentive stock options to the extent that such authority would cause the Plan to violate Code Section 422(b).

Without limitation, if there is a reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a change of control (other than any such transaction in which we are the continuing corporation and in which the outstanding shares are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute for each share then subject to an award and the shares subject to the Plan the number and kind of shares of stock, other securities, cash or other property to which holders of our common stock will be entitled in respect of each share pursuant to the transaction.

In the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the shares (including a reverse stock split), if no action is taken by the Administrator, the adjustments described above will automatically be made.

In connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under the Plan.

Change of Control

Unless otherwise provided in an applicable employment, retention, change of control, severance, award or similar agreement, in the event of a change of control, the successor or purchaser in the change of control transaction may assume an award or provide a substitute award with similar terms and conditions and preserving the same benefits as the award it is replacing. If the awards are not so assumed or replaced, then unless otherwise determined by the board of directors prior to the date of the change of control, immediately prior to the date of the change of control:

•	each stock option or stock appreciation right that is then held by a participant who is employed by or in the service of us or one of our affiliates will become fully vested, and all stock options and stock appreciation rights will be cancelled in exchange for a cash payment equal to the excess of the change of control price (as determined by the administrator) of the shares of common stock covered by the stock option or stock appreciation right over the purchase or grant price of such shares of common stock under the award;

•	restricted stock, restricted stock units and share awards that are not vested will vest;

•	each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit, and each performance share and/or performance unit for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the value of the performance shares and/or performance units that would have been earned if the performance goals (as measured at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target performance goals had been met at the time of such change of control, multiplied by a percentage based on the portion of the performance period that has elapsed as of the date of the change of control;

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•	all incentive awards that are earned but not yet paid will be paid, and all incentive awards that are not yet earned will be cancelled in exchange for a cash payment equal to the amount that would have been due if the performance goals (measured at the time of the change of control) continued to be achieved through the end of the performance period at the higher of the then-current trend or target, multiplied by a percentage based on the portion of the performance period that has elapsed as of the date of the change of control;

•	all dividend equivalent units that are not vested will vest and be paid in cash; and

•	all other awards that are not vested will vest, and if an amount is payable under such vested award, then such amount will be paid in cash based on the value of the award.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the Plan means the occurrence of any one of the following:

•	Any person (other than an employee benefit plan of our company or of any subsidiary and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of our securities representing 35% or more of the combined voting power of our then outstanding securities;

•	We are merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent more than 65% of the combined voting power of our voting securities or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or we engage in a merger or consolidation effected to implement a recapitalization of our company (or similar transaction) in which no person acquires 35% or more of the combined voting power of our then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving our company will not be considered a change of control if we are the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of our outstanding voting securities immediately following the merger or consolidation;

•	We or any of our affiliates sell, assign or otherwise transfer assets in a transaction or series of related transactions, if the aggregate market value of the assets so transferred exceeds 35% of our consolidated book value, determined by us in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided, however, that such a transfer effected pursuant to a spin-off or split-up where our stockholders retain ownership of the transferred assets proportionate to their pro rata ownership interest in our company will not be a change of control;

•	We dissolve and liquidate substantially all of our assets; or

•	At any time when the “continuing directors” cease to constitute a majority of our Board of Directors. For this purpose, a “continuing director” means the individuals who, at the effective date of the Plan, constitute the Board and any new directors (other than directors designated by a person who has entered into an agreement with us to effect a change of control transaction) whose appointment to the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

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Termination and Amendment

The Plan’s term is indefinite, in that it terminates when all shares reserved for issuance under the Plan have been issued, subject to the Board’s right to terminate the Plan at any time. In addition, the Board or the Administrator may amend the Plan at any time, except:

•	Our Board of Directors must approve any amendment to the Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

•	Stockholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which our common stock is then traded, or any other applicable law; and

•	Stockholders must approve any amendment to the Plan that materially increases the number of shares of common stock reserved under the Plan, the incentive stock option award limits or the per participant award limitations set forth in the Plan, that shortens the minimum vesting requirements under the Plan or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The Administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The Administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded, to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any award for us, or to the extent the Administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the Administrator to terminate or modify the Plan or awards will extend beyond the termination date of the Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

Cancellation, Disgorgement and Recoupment of Awards

The Compensation Committee may cancel an award or require a participant to return to us any compensation received under an award in certain circumstances, such as if the participant is terminated for cause or breaches any restrictive covenants, such as a non-compete, with us. In addition, all awards will be subject to any recoupment or clawback policy that we adopt from time to time.

Repricing Prohibited

Neither the Administrator nor any other person may: (1) amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; (2) cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights; or (3) cancel outstanding stock options or stock appreciation rights with an exercise price above the current share price in exchange for cash or other securities.

Backdating Prohibited

The Administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

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Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of our common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of our common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the exercise date).

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Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction it originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding income tax deduction.

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Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction we can take for compensation it pays to our chief executive officer and our three other highest paid officers excluding the chief financial officer (determined as of the end of each year) to $1,000,000 per year per individual. However, performance-based compensation that meets the requirements of Code Section 162(m) does not have to be included as part of the $1,000,000 limit. The Plan is designed so that awards granted to the covered individuals may meet the Code Section 162(m) requirements for performance-based compensation. In the case of awards that are performance-based compensation because they are contingent on the achievement of performance goals, the regulations under Code Section 162(m) require, among other things, that stockholders approve the performance goals every five years to enable awards under the Plan to continue to qualify as performance-based compensation.

Code Sections 409A and 280G

Awards under the Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Plan is intended to permit compliance with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Code Section 409A. To the extent that we determine that any award granted under the Plan is subject to Code Section 409A, the award agreement evidencing such award is expected generally to incorporate the terms and conditions required by Code Section 409A. The Plan and any applicable awards may be modified to exempt the awards from Code Section 409A or comply with the requirements of Code Section 409A.

Code Sections 280G and 4999 may limit our income tax deduction and impose an excise tax on golden parachute payments to participants in the event there is a change of control of our company. The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant. Accordingly, some or all of the amount which would otherwise be deductible may not be deductible with respect to benefits under the Plan that are contingent on or otherwise provided in connection with a change of control of our company.

New Plan Benefits

The awards that may be granted under the Plan in the future to the executive officers or non-employee directors named in this proxy statement or to other officers, non-employee directors, employees, or other persons cannot be determined at this time. Our Board of Directors, along with management, will make such determinations from time to time.

Equity Compensation Plan Information

The following table summarizes the number of stock options issued and shares of restricted stock granted, net of forfeitures and sales, the weighted-average exercise price of such stock options and the number of securities remaining to be issued under all outstanding equity compensation plans as of December 31, 2013:

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	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of Outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,160,000	(1)	$0.74	(2)	850,000
Equity compensation plans not approved by security holders	0		N/A		0
Total	1,160,000				850,000	(3)

(1)         Includes 500,000 restricted stock awards that are issued but not vested as of December 31, 2013.

(2)         Weighted average exercise price only applies to the 660,000 shares issuable upon exercise of outstanding stock options.

(3)         The remaining 850,000 shares were granted in January 2014.

Our Board of Directors recommends a vote FOR the approval of the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan.

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PROPOSAL NO. 5
THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, PC AS
THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR
FISCAL YEAR 2014

The Board of Directors has appointed Freed Maxick CPAs, P.C. (“Freed”) (formerly Freed Maxick & Battaglia, CPAs, PC) as our independent registered certified public accounting firm for the fiscal year 2014 and has further directed that the selection of Freed be submitted to a vote of stockholders at the annual meeting for ratification. Freed was the independent registered public accounting firm of 22nd Century Limited, LLC prior to its merger with the Company in January 2011 and, given that the business of 22nd Century Limited, LLC is now our primary line of business, our Board concluded that Freed should serve as our independent registered public accounting firm.

As described below, the stockholder vote is not binding on the Board. If the appointment of Freed is not ratified, the Board will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Freed is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Freed are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board of Directors recommends a vote FOR the ratification of the appointment of Freed as our independent registered certified public accounting firm for the year 2014. If the appointment is not ratified, our Board will consider whether it should select another independent registered certified public accounting firm.

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INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table shows the fees billed to us for the audits and other services provided by for the fiscal years ended December 31, 2013 and 2012, respectively.

	2013	2012

Audit fees	$132,000	$100,000
Audit-related fees	21,000	20,000
Tax fees	-	-
All other fees	-	-
	$153,000	$120,000

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our consolidated annual financial statements and the quarterly reviews of financial statements and for any other services that are normally provided by our independent public accountants in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and the financial statements of our subsidiary that were not otherwise included in Audit Fees. Amounts include services rendered in connection with the issuance of Series A-1 Convertible Preferred Stock and the related Form S-1 filing with the U.S. Securities and Exchange Commission during 2013 and the review of private placement memorandums and 8-K’s related to the private placements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Our Board, which performs the equivalent functions of an audit committee, has the responsibilities of appointing our independent registered public accounting firm to serve as our auditor and overseeing the auditor’s work. In addition, our Board, in performing the equivalent functions of the audit committee, pre-approves all audit and related services. Should our Board pre-approve any services other than audit and related services, it will evaluate whether those services would compromise our auditors’ independence.

Of the services provided in the fiscal years ended December 31, 2013 and 2012, all fees and services were pre-approved by the Company’s Chief Executive Officer, which also performed the equivalent functions of an audit committee of the Company.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The Audit Committee also reviewed our consolidated financial statements for fiscal 2013 with Freed, our independent auditors for fiscal 2013, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Board of Directors has discussed with Freed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

The Audit Committee has received the written disclosures and the letter from Freed mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Board of Directors concerning independence and has discussed with Freed its independence and has considered whether the provision of non-audit services provided by Freed is compatible with maintaining Freed’s independence.

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Based on the reviews and discussions referred to above, the Board of Directors recommended that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. The Board of Directors has selected Freed as our independent auditor for 2014.

This report is submitted by the members of the Audit Committee of the Board of Directors:

James W. Cornell (Chair)
Joseph Alexander Dunn, Ph.D.
Richard M. Sanders

STOCKHOLDER PROPOSALS FOR THE 2015 MEETING

Our amended and restated bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2015 must be received by us no later than November 4, 2014. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

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Appendix A

FORM OF CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF 22nd CENTURY GROUP, INC.

Pursuant to the provisions of Nevada Revised Statutes Sections 78.385 and 78.390, the undersigned officer of 22nd Century Group, Inc., a Nevada corporation (the “Corporation”), does hereby certify as follows:

FIRST: On the 13th day of January, 2014, the Board of Directors of the Corporation adopted the following resolution amending the Articles of Incorporation of the Corporation and declared said amendment to be advisable:

RESOLVED, that Article V of the Corporation’s Articles of Incorporation, as amended be and hereby is amended by adding the following paragraph at the end of Article V:

The directors shall be divided into three (3) classes. Each such class shall consist, as nearly as may be possible, of one-third of the total number of directors, and any remaining directors shall be included within such groups as the Board of Directors shall designate. The first class of directors will be elected for a term which expires in 2015. The second class will be elected for a term which expires in 2016. The third class will be elected to a term which expires in 2017. At each annual meeting of stockholders, beginning in 2015, successors to the class of directors whose term expires at the annual meeting in that year shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. No alteration, amendment or repeal of this Article V or the bylaws of the corporation shall be effective to shorten the term of any director holding office at the time of such alteration, amendment or repeal, unless such alteration, amendment or repeal of this Article V has been approved by the holders of the shares of stock entitled to vote thereon.

SECOND: The amendment of the Articles of Incorporation as set forth above has been approved and adopted by stockholders holding [ ]% of the voting power of the outstanding shares of the Corporation’s common stock, which is sufficient for approval thereof.

THIRD: The undersigned officer has been authorized and directed by the Board of Directors to execute and file this certificate setting forth the amended text of the Articles of Incorporation of the Corporation.

DATED as of the _____ day of _____, 2014.

22nd CENTURY GROUP, INC.

By:
Joseph Pandolfino
Chief Executive Officer

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Appendix B

22nd CENTURY GROUP, INC.
2014 OMNIBUS INCENTIVE PLAN

1.          Purpose, Effective Date and Definitions.

(a)          Purpose. This 22nd Century Group, Inc. 2014 Omnibus Incentive Plan has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase stockholder value. The Plan will accomplish these objectives by offering participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that this Plan provides.

(b)          Effective Date. This Plan will become effective on the date on which the Plan is approved by the Company’s stockholders (the “Effective Date”).

(c)          Definitions. Capitalized terms used and not otherwise defined in various sections of the Plan have the meanings given in Section 18.

2.          Administration.

(a)          Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to grant an Award with any vesting condition, any vesting period or any performance period if the Award is granted to a newly hired or promoted Participant, or accelerate or shorten the vesting or performance period of an Award, in connection with a Participant’s death, Disability, retirement or termination by the Company or an Affiliate without Cause or a Change of Control.

Notwithstanding the above statement or any other provision of the Plan, once established, the Administrator shall have no discretion to increase the amount of compensation payable under an Award that is intended to be performance-based compensation under Code Section 162(m), although the Administrator may decrease the amount of compensation a Participant may earn under such an Award.

(b)          Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)          No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 2(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

3.          Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

B-1

4.          Types of Awards; Assistance to Participants.

(a)          Grants of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

(b)          Assistance. On such terms and conditions as shall be approved by the Administrator, the Company or any Subsidiary may directly or indirectly lend money to any Participant or other person to accomplish the purposes of the Plan, including to assist such Participant or other person to acquire Shares upon the exercise of Options, provided that such lending is not permitted to the extent it would violate terms of the Sarbanes-Oxley Act of 2002 or any other law, regulation or other requirement applicable to the Company or any Subsidiary.

5.          Shares Reserved under this Plan.

(a)          Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 5,000,000 Shares are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 5(a) shall be depleted by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, no more than 5,000,000 Shares may be issued upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b)          Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to the Shares covered by the Award will not be payable, on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options.

(c)          Participant Limitations. Subject to adjustment as provided in Section 16, no Participant may be granted Awards that could result in such Participant:

(i)          receiving Options for, and/or Stock Appreciation Rights with respect to, more than 450,000 Shares (150,000 Shares for any Non-Employee Director Participant) during any fiscal year of the Company;

(ii)         receiving Awards of Restricted Stock and/or Restricted Stock Units, and/or other Stock-based Awards pursuant to Section 12, relating to more than 450,000 Shares (150,000 Shares for any Non-Employee Director Participant) during any fiscal year of the Company;

(iii)        receiving Awards of Performance Shares, and/or Awards of Performance Units the value of which is based on the Fair Market Value of Shares, for more than 450,000 Shares (150,000 Shares for any Non-Employee Director Participant) during any fiscal year of the Company; or

(iv)        receiving Awards of Performance Units the value of which is not based on the Fair Market Value of Shares, Annual Incentive Award(s), Long-Term Incentive Award(s) or Dividend Equivalent Unit(s) that would pay more than $2,000,000 to the Participant during any single fiscal year of the Company.

In all cases, determinations under this Section 5(c) should be made in a manner that is consistent with the exemption for performance based compensation that Code Section 162(m) provides.

B-2

6.          Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent the Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options made be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

7.          Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

8.          Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant’s death, Disability or retirement; (d) the length of the vesting and/or performance period (provided that any period of vesting applicable to Restricted Stock or Restricted Stock Units that are (i) not subject to a Performance Goal and (ii) granted to a Participant other than a Non-Employee Director may not lapse more quickly than ratably over three (3) years from the date of grant, subject to Sections 2 and 16) and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or a combination thereof.

9.          Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

B-3

10.         Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

11.         Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option, Stock Appreciation Right or other “stock right” within the meaning of Code Section 409A; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that any performance period applicable to an Awards of Dividend Equivalent Units must relate to a period of at least one year except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one year.

12.         Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation except as provided herein (and subject to the limitations of Section 14(e)), such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13.         Restrictions on Transfer, Encumbrance and Disposition. No Award granted under this Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant such Awards may be exercised only by the Participant or the Participant’s legal representative or by the permitted transferee of such Participant as hereinafter provided (or by the legal representative of such permitted transferee). Notwithstanding the foregoing, a Participant may transfer an Award if permitted by the Administrator. Subsequent transfers of transferred Awards are prohibited except transfers otherwise made in accordance with this Section 13. Any attempted transfer not permitted by this Section 13 shall be null and void and have no legal effect. The restrictions set forth in this Section 13, and any risk of forfeiture applicable to an Award, shall be enforceable against any transferee of an Award.

14.         Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)          Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate when all Shares reserved for issuance have been issued. If the term of this Plan extends beyond ten (10) years from the Effective Date, no incentive stock options may be granted after such time unless the stockholders of the Company have approved an extension of this Plan. In addition, no Award may constitute qualified performance-based compensation within the meaning of Code Section 162(m) unless, to the extent required by Code Section 162(m) for such Award to constitute qualified performance-based compensation, the material terms of the Performance Goals applicable to such Award are disclosed to and reapproved by the stockholders of the Company no later than the first stockholder meeting that occurs in the fifth (5th) year following the year in which the stockholders previously approved the Performance Goals.

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(b)          Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)          the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii)         stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)        stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 5(a) or the limits set forth in Section 5(c) (except as permitted by Section 16), (B) an amendment to shorten the minimum vesting periods required in Section 8, or (C) an amendment that would diminish the protections afforded by Section 14(e).

(c)          Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)          Except as provided in Section 14(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 16 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)         Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)        Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)          Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 14 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)          Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 16, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

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(f)          Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

(g)          Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

15.         Taxes.

(a)          Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company or its Affiliate may deduct (or require an Affiliate to deduct) from any cash payments of any kind otherwise due the Participant, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then, unless restricted by the Administrator and subject to such procedures as the Administrator may specify, a Participant may satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)          No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

16.         Adjustment Provisions; Change of Control.

(a)          Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 5(a), (b) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

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Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

For the avoidance of doubt, the grant of an Award shall not affect in any way the right or power of the Company or any of its Affiliates to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s or such Affiliate’s capital structure or business, or any merger, consolidation or business combination of the Company or such Affiliate, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Stock or the rights of the holders of Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business or any other Company or Affiliate action or proceeding, whether of a similar character or otherwise.

(b)          Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)          Change of Control. To the extent a Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, such agreement shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:

(i)          If the purchaser, successor or surviving entity (or parent thereof) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the purchaser, successor or surviving entity (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s termination of employment by the successor or surviving entity without Cause, or by the Participant for Good Reason, in either case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming the maximum performance goals provided under such Award were met, if applicable) effective on the date of such termination.

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(ii)         To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i), then immediately prior to the date of the Change of Control:

(A)         Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Committee, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award (for no payment, if there is no such excess);

(B)         Restricted Stock, Restricted Stock Units and Shares that are not then vested shall vest;

(C)         all Performance Shares and/or Performance Units that are earned but not yet paid shall be paid in cash in an amount equal to the value of the Performance Share and/or Performance Unit, and all Performance Shares and Performance Units for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the product of: (1) the value of the Performance Shares and/or Performance Units that would have been earned if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;

(D)         all Annual and Long-Term Incentive Awards that are earned but not yet paid shall be paid, and all Annual and Long-Term Incentive Awards that are not yet earned shall be cancelled in exchange for a cash payment in an amount determined by taking the product of: (1) the amount that would have been due under such Award(s) if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; and

(E)         all Dividend Equivalent Units that are not vested shall vest and be paid in cash, and all other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control Price. The Administrator shall determine the per share Change of Control Price paid or deemed paid in the Change of Control transaction. Notwithstanding anything to the contrary in this Section 16(c), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 16(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(d)          Application of Limits on Payments.

(i)          Determination of Cap or Payment. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments in conjunction with any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 16(d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

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(ii)         Procedures.

(A)         If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel (“National Tax Counsel”) selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 6(a)(ii), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 16(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 16(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 16(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(B)         For purposes of this Section 16: (1) the terms “excess parachute payment” and “parachute payments” shall have the meanings given in Code Section 280G and such “parachute payments” shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant’s domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

(C)         If National Tax Counsel so requests in connection with the opinion required by this Section 16(d)(ii), the Company shall obtain, at the Company’s expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G.

(D)         The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 16, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.

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(E)         This Section 16 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 16 shall be cancelled without further effect.

17.         Miscellaneous.

(a)          Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b)          Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i)          a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)         a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)        a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)        a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c)          No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)          Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)          Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

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(f)          Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of New York, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of New York, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g)          Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)          Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i)          Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

18.         Definitions. Capitalized terms used in this Plan or any Award agreement have the following meanings, unless the Award agreement otherwise provides:

(a)          “Administrator” means the Committee; provided that, to the extent the Board has retained authority and responsibility as an Administrator of the Plan, the term “Administrator” shall also mean the Board or, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 2(b), the term “Administrator” shall also mean such officer or officers.

(b)          “Affiliate” shall have the meaning given in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c)          “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Cause” means any of the following as determined by the Company: (i) with respect to Participants other than Non-Employee Directors, the definition set forth in any employment or similar agreement between the Company or its Affiliates and the Participant or, if no such definition exists, (A) the failure of the Participant to perform or observe any of the material terms or provisions of any written agreement between the Participant and the Company or its Affiliates or, if no written agreement exists, the gross dereliction of the Participant’s duties (for reasons other than the Participant’s Disability) with respect to the Company or its Affiliates; (B) the failure of the Participant to comply fully with the lawful directives of the Board or the board of directors of an Affiliate of the Company, as applicable, or the officers or supervisory employees to whom the Participant reports; (C) the Participant’s dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its Affiliates or its management or employees; or (D) other proper cause determined in good faith by the Administrator; or (ii) with respect to Non-Employee Directors, (A) fraud or intentional misrepresentation; (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Affiliates; or (C) any other gross or willful misconduct as determined by the Committee, in its sole and conclusive discretion.

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(f)          “Change of Control” means the first to occur of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to “the Company”):

(i)          Any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii)         The Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty-five percent (65%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined above) acquires thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and shares of the Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares of the Stock outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

(iii)        The Company or any Affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so sold, assigned or otherwise transferred exceeds thirty-five percent (35%) of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided that such a transfer effected pursuant to a spin-off or split-up where stockholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be deemed a “Change of Control”;

(iv)        The Company dissolves and liquidates substantially all of its assets; or

(v)         At any time after the Effective Date when the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “Change of Control” in the Award agreement issued with respect to such Award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

(g)          “Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 16(c), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

(h)          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

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(i)          “Committee” means the Compensation Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who also qualify as Outside Directors to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule and to permit Awards that are otherwise eligible to qualify as “performance-based compensation” under Section 162(m) of the Code to so qualify.

(j)          “Company” means 22nd Century Group, Inc., a Nevada corporation, or any successor thereto.

(k)          “Director” means a member of the Board; “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries; and “Outside Director” means a Director who qualifies as an outside director within the meaning of Code Section 162(m).

(l)          “Disability" means disability as defined in the Company’s long-term disability plan covering exempt salaried employees, except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

(m)          “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 11.

(n)          “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(o)          “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion, will be used. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(p)          “Good Reason” means, except as otherwise determined by the Administrator and set forth in an Award agreement:

(i)          any breach by the Company of any employment or similar agreement between the Company (including, for purposes of this definition of Good Reason, any successor to the Company in a Change of Control) and the Participant, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that the Company remedies promptly after receipt of notice thereof given by the Participant;

(ii)         any reduction in the Participant’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case relative to those most favorable to the Participant in effect at any time during the 180-day period prior to the Change of Control or, to the extent more favorable to the Participant, those in effect at any time after the Change of Control;

(iii)        the removal of the Participant from, or any failure to reelect or reappoint the Participant to, any of the positions held with the Company on the date of the Change of Control or any other positions with the Company to which the Participant shall thereafter be elected, appointed or assigned, except in the event that such removal or failure to reelect or reappoint relates to the termination by the Company of the Participant’s employment for Cause or by reason of Disability;

(iv)        a good faith determination by the Participant that there has been a material adverse change, without the Participant’s written consent, in the Participant’s working conditions or status with the Company relative to the most favorable working conditions or status in effect during the 180-day period prior to the Change of Control or, to the extent more favorable to the Participant, those in effect at any time after the Change of Control, including but not limited to (A) a significant change in the nature or scope of the Participant’s authority, powers, functions, duties or responsibilities, or (B) a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that the Company remedies within ten (10) days after receipt of notice thereof given by the Participant;

B-13

(v)         the relocation of the Participant’s principal place of employment to a location more than 50 miles from the Participant’s principal place of employment on the date 180 days prior to the Change of Control;

(vi)        the Company requires the Participant to travel on Company business 20% in excess of the average number of days per month the Participant was required to travel during the 180-day period prior to the Change of Control; or

(vii)       failure by the Company to obtain an agreement from any purchaser, assignee or transferee of substantially all of the Company’s business and assets, or the survivor in a merger, consolidation or combination with the Company, to expressly assume and agree to perform from and after the date of such assignment all of the terms, conditions and provisions imposed by an employment or similar agreement between the Participant and the Company.

A Participant’s termination shall not be considered to have occurred for “Good Reason” unless (A) within ninety (90) days following the occurrence of one of the events listed above the Participant provides written notice to the Company setting forth the specific event constituting Good Reason, (B) the Company fails to remedy the event constituting Good Reason within thirty (30) days following its receipt of the Participant’s notice, and (C) the Participant actually terminates his or her employment with the Company and its Affiliates within thirty (30) days following the end of the Company’s remedy period.

(q)          “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 9 and “Long-Term Incentive Awards” as described in Section 10.

(r)          “Option” means the right to purchase Shares at a stated price for a specified period of time.

(s)          “Participant” means an individual selected by the Administrator to receive an Award.

(t)          “Performance Goals” means any goals the Administrator establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; productivity measurements; revenue to budget compliance; net income to budget compliance; return on total rewards investment; net free cash flow; new sales; divisional profitability; customer satisfaction measurements; production quotas; project criteria or a combination of the foregoing. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, if applicable; provided that, the Administrator may, at the time of establishing the Performance Goal(s), exclude the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition. With respect to any Award intended to qualify as performance-based compensation under Code Section 162(m), such exclusions shall be made only to the extent consistent with Code Section 162(m). To the extent consistent with Code Section 162(m), the Administrator may also provide for other adjustments to Performance Goals in the Award agreement or plan document evidencing any Award. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; provided that, with respect to any Award intended to qualify as performance-based compensation under Code Section 162(m), such adjustment may be made only to the extent consistent with Code Section 162(m). Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of Awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m), the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.

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(u)          “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(v)         “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(w)          “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(x)          “Plan” means this 22nd Century Group, Inc. 2014 Omnibus Incentive Plan, as may be amended from time to time.

(y)          “Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(z)          “Restricted Stock Unit” means the right to receive a cash payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(aa)         “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(bb)         “Share” means a share of Stock.

(cc)         “Stock” means the Common Stock, par value $0.00001 per share, of the Company.

(dd)         “Stock Appreciation Right” or “SAR” means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ee)         “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

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ANNUAL MEETING OF STOCKHOLDERS OF

22nd Century Group, Inc.

April 12, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The 2013 Annual Report on Form 10-K and proxy statement of 22nd Century Group, Inc. are available online at http://www.xxiicentury.com/sec filings/. For directions to the annual meeting, please contact Henry Sicignano III at 716-270-1523 or through www.xxiicentury.com/contact.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 3, 4 AND 5 AND “FOR ALL NOMINEES” IN PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 3, 4 and 5 and FOR ALL NOMINEES in Proposal 2.

1. APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS:

FOR ☐        AGAINST ☐        ABSTAIN ☐

2. ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS TO SERVE A ONE-YEAR TERM AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED:

FOR ALL NOMINEES     ☐

WITHHOLD AUTHORITY FOR ALL NOMINEES ☐

FOR ALL EXCEPT          ☐

(See instructions below)

O James W. Cornell

O Henry Sicignano, III

O Joseph Pandolfino

O Joseph Alexander Dunn

O Richard M. Sanders

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

3. ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION FOR FISCAL YEAR 2013:

RESOLVED, that the stockholders of 22nd Century Group, Inc. (the "Company") approve, on an advisory basis, the 2013 compensation of the Company's named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2014 Annual Meeting of Stockholders.

FOR ☐        AGAINST ☐        ABSTAIN ☐

4. APPROVAL OF THE 22ND CENTURY GROUP, INC. 2014 OMNIBUS INCENTIVE PLAN:

FOR ☐        AGAINST ☐        ABSTAIN ☐

5. RATIFICATION OF APPOINTMENT OF FREED MAXICK CPAs, PC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014:

FOR ☐        AGAINST ☐        ABSTAIN ☐

Proxy for Annual Meeting of Stockholders on April 12, 2014

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph Pandolfino and Henry Sicignano, III, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the annual meeting of stockholders of 22nd Century Group, Inc. to be held at Spaulding Lake Clubhouse, 4805 Spaulding Drive, Clarence, NY 14031, on Saturday, April 12, 2014, beginning at 2:00 P.M. local time and at any adjournments or postponements thereof, as follows:

To change the address on your account, please check the box at right and indicate your new address in the address space on this Proxy Card. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐	Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature	Date	Signature (Joint Owners)	Date